UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
February 21, 2020

URBAN EDGE PROPERTIES
(Exact name of Registrant as specified in its charter)

Maryland	001-36523	47-6311266
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

888 Seventh Avenue
New York	NY	10019
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number including area code:	(212)	956-2556

Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Urban Edge Properties

Title of class of registered securities	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.01 per share	UE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In February 2019, the Board of Trustees (the "Board") of Urban Edge Properties (the "Company") adopted a governance enhancement empowering shareholders to propose amendments to the Bylaws of the Company (the "Bylaws") directly for approval by the Company's shareholders. On February 21, 2020, the Board further enhanced the shareholders' right to amend the Bylaws by eliminating the two exceptions to such right, which provided that a shareholder proposal could not, without the approval of the Board, alter or repeal (i) Article XII of the Bylaws, which provides for indemnification of directors and officers of the Company or (ii) Article XV of the Bylaws, which addresses procedures for amendment of the Bylaws. Shareholders now have the right to amend or repeal any and all provisions of the Bylaws by the affirmative vote of the holders of a majority of all votes entitled to be cast on the matter.

The Board continues to have the power to adopt new Bylaws and to alter or repeal any provision of the Bylaws, co-extensive with the right of the shareholders described above.

The foregoing description of the Bylaws does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Bylaws, which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits:
3.1 - Amended and Restated Bylaws of Urban Edge Properties (as adopted on February 21, 2020).
101.SCH - Inline XBRL Taxonomy Extension Schema
101.CAL - Inline XBRL Extension Calculation Linkbase
101.LAB - Inline XBRL Extension Labels Linkbase
101.PRE - Inline XBRL Taxonomy Extension Presentation Linkbase
101.DEF - Inline XBRL Taxonomy Extension Definition Linkbase
104 - Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101.*)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 27, 2020	By:	/s/ Robert C. Milton III
Robert C. Milton III , Executive Vice President and General Counsel